SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

UNIGENE LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Explanatory Note: Due to the erroneous filing by the Registrant of a definitive proxy statement on April 24, 2006 (which was replaced in its entirety by the filing by the Registrant of a preliminary proxy statement on April 25, 2006) and system limitations, this definitive proxy statement is filed as an amended filing.

Unigene Laboratories, Inc.

110 Little Falls Road

Fairfield, New Jersey 07004

(973) 882-0860

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 15, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Unigene Laboratories, Inc., a Delaware corporation (the “Company”), will be held at The Days Inn of Parsippany, 3159 U.S. Highway 46 East, Parsippany, New Jersey 07054 on June 15, 2006, at 11:00 A.M., Eastern Daylight Time, for the following purposes:

1. To elect directors of the Company;

2. To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock, par value $.01 per share, from 100,000,000 shares to 135,000,000 shares;

3. To approve the adoption of the Company’s 2006 Stock-Based Incentive Compensation Plan.

4. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Grant Thornton LLP as independent auditors of the Company for the Company’s 2006 fiscal year; and

5. To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 27, 2006 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting.

A copy of the Company’s Annual Report for the year ended December 31, 2005 is being sent to you along with the Proxy Statement.

To assure your representation at the meeting, please sign, date and return your proxy before June 15, 2006 in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

RONALD S. LEVY
Secretary

May 8, 2006

Unigene Laboratories, Inc.

110 Little Falls Road

Fairfield, New Jersey 07004

(973) 882-0860

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unigene Laboratories, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders of the Company to be held at The Days Inn of Parsippany, 3159 U.S. Highway 46 East, Parsippany, New Jersey 07054 on June 15, 2006, at 11:00 A.M., Eastern Daylight Time.

You are requested to complete, date and sign the accompanying form of proxy and return it to the Company in the enclosed envelope. The proxy may be revoked at any time before it is exercised by written notice to the Company bearing a later date than the date on the proxy, provided such notice is received by the Company prior to the start of the meeting. Any stockholder attending the meeting may vote in person whether or not he or she has previously submitted a proxy. Where instructions are indicated, a duly executed proxy will be voted in accordance with such instructions. Where no instructions are indicated, a duly executed proxy will be voted for each of the director nominees named herein and in favor of each of the proposals set forth in the attached Notice of Annual Meeting of Stockholders.

The Board of Directors has fixed the close of business on April 27, 2006 as the record date (the “Record Date”) for the determination of stockholders who are entitled to notice of and to vote at the meeting. As of the Record Date, the outstanding shares of the Company entitled to vote were 87,598,065 shares of common stock, par value $.01 per share (“Common Stock”), the holders of which are each entitled to one vote per share.

The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the conduct of business at the Annual Meeting. Directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares present and entitled to vote at the Annual Meeting is required for the approval of the increase in the authorized shares of Common Stock, the adoption of the Company’s 2006 Stock-Based Incentive Compensation Plan and for the ratification of the appointment of Grant Thornton LLP as auditors of the Company. For adoption of matters that require the affirmative vote of a majority of the shares of Common Stock present and entitled to vote, abstentions are considered as shares present and entitled to vote and, therefore, have the effect of a “no” vote, whereas broker non-votes will be treated as shares that are not present and entitled to vote and are not counted in determining whether the affirmative vote required for the approval of Proposals 2, 3 and 4 has been cast.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being mailed to the stockholders on or about May 10, 2006. A copy of the Company’s Annual Report for the year ended December 31, 2005 is also enclosed.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of April 3, 2006, concerning the persons who are known by the Company to own beneficially more than 5 percent of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percentage of Outstanding Shares
Magnetar Capital Master Fund, Ltd. 1603 Orrington Avenue Evanston, IL 60201	5,000,000	(1)	5.6%

(1)	Consists of 4,000,000 shares of Common Stock and a warrant to purchase 1,000,000 shares of Common Stock, which is exercisable immediately.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of April 3, 2006, concerning the beneficial ownership of Common Stock by each director and nominee for director of the Company, each executive officer of the Company listed in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Warren P. Levy	2,593,800	(2)(3)(4)	3.0%
Ronald S. Levy	2,408,800	(3)(5)	2.7%
Jay Levy	430,160	(6)	*
James P. Gilligan	429,760	(7)	*
Nozer M. Mehta	226,826	(8)	*
Paul P. Shields	122,910	(9)	*
J. Thomas August	193,552	(10)	*
Allen Bloom	251,000	(11)	*
Robert F. Hendrickson	67,000	(12)	*
Marvin L. Miller	7,000	(13)	*
Bruce Morra	101,000		*
Peter Slusser	500		*
Officers and Directors as a Group (13 persons)	6,439,039	(2)(3)(14)	7.2%

*	Less than one percent.

(1)	Unless otherwise noted, each person or group member has reported sole voting and sole dispositive power with respect to securities shown as beneficially owned by him.

(2)

Includes 200,000 shares of Common Stock held in a family trust over which Warren P. Levy in his capacity as trustee has voting and dispositive power. Warren Levy disclaims beneficial ownership of those reported securities, except to the extent of his pecuniary interest therein.

(3)

Warren Levy and Ronald Levy are general partners of, and have a pecuniary interest in, the W&R Levy Family Limited Partnership, which owns 513,095 shares of Unigene Laboratories, Inc. common stock. Warren Levy and Ronald Levy each disclaim beneficial ownership of those reported securities, except to the extent of their pecuniary interest therein.

(4)	Includes 100,000 shares of Common Stock that Warren P. Levy has the right to acquire upon the exercise of stock options that are exercisable either immediately or within 60 days.

(5)	Includes 100,000 shares of Common Stock that Ronald S. Levy has the right to acquire upon the exercise of stock options that are exercisable either immediately or within 60 days.

(6)	Includes 420,000 shares of Common Stock that Jay Levy has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(7)	Includes 365,000 shares of Common Stock that James P. Gilligan has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(8)	Includes 126,666 shares of Common Stock that Nozer M. Mehta has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(9)	Includes 122,750 shares of Common Stock that Paul P. Shields has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(10)	Includes 181,000 shares of Common Stock that J. Thomas August has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(11)	Includes 250,000 shares of Common Stock that Allen Bloom has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(12)	Includes 17,000 shares of Common Stock that Robert F. Hendrickson has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(13)	Consists of 7,000 shares of Common Stock that Marvin L. Miller has the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

(14)	Includes an aggregate of 1,770,082 shares of Common Stock that such persons have the right to acquire pursuant to stock options that are exercisable either immediately or within 60 days.

PROPOSAL 1

ELECTION OF DIRECTORS

All nine directors of the Company are to be elected at the Annual Meeting. The directors will be elected to serve until the Annual Meeting of Stockholders to be held in 2007, and until their respective successors shall have been elected and qualified.

All of the nominees are currently directors of the Company and all, except for Bruce Morra and Peter Slusser, were elected as directors at the Company’s Annual Meeting of Stockholders in 2005. The Board of Directors has no reason to believe that any of the nominees are or will become unavailable for election as a director. However, should any of them become unwilling or unable to serve as a director, the individuals named in the enclosed proxy will vote for the election of a substitute nominee selected by the Board of Directors or, if no such person is nominated, the Board of Directors will reduce the number of directors to be elected.

The Board of Directors believes that candidates for director should have certain minimum qualifications, including being over the age of 21, being able to read and understand basic financial statements, having relevant business experience and having high moral character. However, the Board retains the right to modify these minimum qualifications from time to time. The process for identifying and evaluating nominees is as follows. In the case of incumbent directors whose terms of office are set to expire, we review such directors’ overall service to the Company, including the number of meetings attended, level of participation and quality of performance. In the case of new candidates, the Board uses its network of contacts to create a list of potential candidates, meets to discuss such candidates, interviews candidates, considers his or her qualifications and chooses a candidate by majority vote. The Board will consider recommendations by stockholders. Such recommendations should be submitted to the Board of Directors and should contain a detailed justification for the submission, as well as a complete resume for the recommended director. At this time, the Board does not feel it is necessary to have a formal policy regarding director recommendations by stockholders; however, the Board reserves the right to institute such a policy if it determines such a policy to be in the best interests of the Company. The Board does not intend to alter the method of evaluation if the candidate is recommended by a stockholder.

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTOR.

INFORMATION REGARDING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Name	Age	Year Joined Unigene	Position
Warren P. Levy (1)	54	1980	President, CEO and Director
Ronald S. Levy (1)	57	1980	Executive Vice President, Secretary and Director
Jay Levy (1)	82	1980	Treasurer, Chairman of the Board and Director
James P. Gilligan	53	1981	Vice President of Product Development
Nozer M. Mehta	58	1982	Vice President, Biological R & D
Paul P. Shields	45	1989	Vice President, Mfg. Operations
William J. Steinhauer	51	1987	Vice President of Finance
J. Thomas August	78	1990	Director of Research and Director
Allen Bloom	62	1998	Director
Robert F. Hendrickson	73	2004	Director
Marvin L. Miller	69	2005	Director
Bruce Morra	52	2006	Director
Peter Slusser	76	2006	Director

(1)	Warren P. Levy and Ronald S. Levy are brothers and are the sons of Jay Levy.

Dr. Warren P. Levy, a founder of the Company, has served as President, Chief Executive Officer and Director of the Company since its formation in November 1980. Dr. Levy holds a Ph.D. in biochemistry and molecular biology from Northwestern University and a bachelor’s degree in chemistry from the Massachusetts Institute of Technology.

Dr. Ronald S. Levy, a founder of the Company, has served as Director of the Company since its formation in November 1980, as Executive Vice President since April 1999 and as Secretary since May 1986. From November 1980 through March 1999, he served as Vice President of the Company. Dr. Levy holds a Ph.D. in bioinorganic chemistry from Pennsylvania State University and a bachelor’s degree in chemistry from Rutgers University.

Mr. Jay Levy, a founder of the Company, has served as Chairman of the Board of Directors and Treasurer of the Company since its formation in November 1980. Mr. Levy was Chief Financial Officer of the Company from 1980 through February 2005. He holds a B.B.A. degree from City College of New York and has more than 25 years of progressively responsible experience leading to senior accounting and financial management positions with several internationally known manufacturing corporations. For 17 years he was the principal financial advisor for the late Nathan Cummings, a noted industrialist and philanthropist. From 1985 through 1991 he served in similar capacity to the estate of Nathan Cummings and to the Nathan Cummings Foundation, a large charitable foundation. Mr. Levy is a part-time employee and devotes approximately 15% of his time to the Company.

Dr. J. Thomas August is a Distinguished Service Professor of the Departments of Oncology, Pharmacology and Molecular Sciences at the Johns Hopkins University School of Medicine, where he has been employed since 1976. He is also Director, Johns Hopkins Singapore Biomedical Centre. Dr. August has served as Unigene’s Director of Research since 1990. He serves on the Board of Directors of Bioqual, Inc. and is also a consultant for various biotechnology and medical companies. Dr. August received his medical degree from Stanford University School of Medicine.

Dr. Allen Bloom, a patent attorney, has been an independent consultant since January, 2004. He retired from Dechert LLP, a law firm, after serving as a partner from July 1994 through December 2003. He currently is Of Counsel at the firm, where he was Co-Chair of the Intellectual Property Group and headed a patent practice group which focused on biotechnology, pharmaceuticals and medical devices. For the nine years prior thereto, he was Vice President, General Counsel and Secretary of The Liposome Company, Inc., a biotechnology company. His responsibilities there included patent, regulatory and licensing activities. Dr. Bloom serves on the Board of Directors of Cytogen Corporation. Dr. Bloom holds a Ph.D. in organic chemistry from Iowa State University, a J.D. degree from New York Law School and a B.S. in chemistry from Brooklyn College.

Dr. James P. Gilligan has been employed by Unigene since 1981 and has served as Vice President of Product Development since April 1999. From February 1995 to March 1999, he served as Director of Product Development. Dr. Gilligan holds a Ph.D. in pharmacology from the University of Connecticut and a Masters of International Business from Seton Hall University.

Mr. Robert F. Hendrickson was Senior Vice President, Manufacturing and Technology, for Merck & Co., Inc., an international pharmaceutical company, from 1985 to 1990. Since 1990, Mr. Hendrickson has been a management consultant with a number of biotechnology and pharmaceutical companies among his clients. He previously served as a director of Unigene from 1997 through 2001 and is currently a director of Cytogen Corporation. Mr. Hendrickson received an A.B. degree from Harvard College and a Master in Business Administration degree from the Harvard Graduate School of Business Administration.

Dr. Bruce S. Morra was elected a director of Unigene in February 2006. Dr. Morra has been an independent consultant since February 2000. He was the President of West Drug Delivery Systems, a division of West Pharmaceutical Services, Inc. from April 2003 through December 2004. He served as the

President, COO, CFO, and board member of Biopore Corporation and Polygenetics, Inc., two related companies developing technology for drug delivery and medical devices for biomedical and industrial applications from 1998 through 2002, then served as Executive Vice President, Chief Business Officer and board member from 2002 to 2004. From 1993 through 2000, he served as President and COO of Flamel Technologies, Inc., a company developing, manufacturing and licensing drug and agrochemical delivery technologies and products. Dr. Morra previously served as director of Unigene from 2001 to 2003. He currently serves as a director for Medisys Technologies, Inc. and InforMedix Holdings, Inc. Dr. Morra holds a Ph.D. in polymer science and engineering and an M.B.A. from the University of Massachusetts, Amherst and a B.S.E. in chemical engineering from Princeton University.

Mr. Peter Slusser was elected a director of Unigene in February 2006. Since July 1988, Mr. Slusser has been the President and Chief Executive Officer of Slusser Associates, Inc., a private investment banking company. From December 1975 to March 1988, he was Managing Director and head of Mergers and Acquisitions for Paine Webber Incorporated. Mr. Slusser currently serves as a director of Sparton Corporation, an undersea defense products and electronics contract manufacturer, and as a director of Ampex Corporation, a manufacturer of high speed digital recording equipment with a significant portfolio of digital video technology patents. Mr. Slusser received a B.A. degree from Stanford University and an M.B.A. degree from Harvard University.

Mr. Marvin L. Miller has been the Executive Chairman of Onconova Therapeutics, Inc., a biotechnology company, since 2002. From 1994 through 2002, he served as President of Nextran Inc., a biotechnology company affiliated with Baxter Healthcare Corporation. Prior to joining Nextran, Mr. Miller served as Vice President, Biotechnology Licensing for American Cyanamid Company. Previously, Mr. Miller was Vice President, Johnson & Johnson International as well as Corporate Vice President at Hoffman-LaRoche. Mr. Miller is currently a director of GTC Biotherapeutics, Inc. and Tepnel Life Sciences PLC. Mr. Miller received a B.S. degree in pharmacy from the Philadelphia College of Pharmacy & Science and an M.B.A. degree from the University of Wisconsin.

Dr. Nozer M. Mehta has served as our Vice President, Biological Research and Development since March 1, 2005. Dr. Mehta served as Director of Biological Research and Development from May 2003 through February 2005, as Director of Molecular and Cell Biology from 1999 through May 2002 and in various other capacities from 1982 through 1999. Dr. Mehta obtained a Doctorat d’Universite degree (equivalent to a Ph.D.) from the Universite Louis Pasteur in Strasbourg, France in 1976. Prior to joining Unigene, Dr. Mehta worked at the Cancer Research Institute in Bombay, India, and at the University of Nebraska at Lincoln.

Dr. Paul P. Shields has served as our Vice President, Manufacturing Operations since March 1, 2005. Dr. Shields served as Director of Plant Operations from 2001 through February 2005, as Plant Manager from 1995 through 2001, and in various other capacities from 1989 through 1995. Dr. Shields holds a Ph.D. in biochemistry from the University of Pennsylvania and a B.S. in chemical engineering from the University of Michigan.

Mr. William J. Steinhauer, CPA, has served as our Vice President of Finance since March 1, 2005. Mr. Steinhauer served as Unigene’s Director of Finance from October 2003 through February 2005 and as Controller from July 1987 through September 2003. Prior thereto, Mr. Steinhauer served as Chief Financial Officer, Treasurer and Secretary of Refac Technology Development Corporation, a company involved in patent licensing and technology transfer. Mr. Steinhauer holds a Bachelor of Science degree in accounting from Brooklyn College.

BOARD OF DIRECTORS AND COMMITTEES

During 2005, there were eight meetings of the Board of Directors. Except for unusual circumstances, all directors are expected to attend the Company’s Annual Meeting. All incumbent directors who were directors at that time attended the Company’s 2005 Annual Meeting. Each member of the Board of Directors attended more than 75 percent of the combined total meetings of the Board of Directors and of the committees of the Board of Directors on which such member served for the period of 2005 during which he served as a Director.

Stockholders may contact the Board of Directors by writing to Jay Levy, Chairman of the Board, Unigene Laboratories, Inc., 110 Little Falls Road, Fairfield, NJ 07004.

Several important functions of the Board of Directors may be performed by committees that are comprised of members of the Board of Directors. The Company’s By-laws authorize the formation of these committees and grant the Board of Directors the authority to prescribe the functions of each committee and the standards for membership of each committee. The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee and, therefore, no nominating committee charter. The Board of Directors believes that all members of the Board should participate in the consideration and nomination of new Board members.

The responsibilities of the Audit Committee are to (i) annually select a firm of independent public accountants to act as auditors of the Company; (ii) review the scope of the annual audit with the auditors in advance of the audit, (iii) review the results of the audit and the adequacy of the Company’s accounting, financial and operating controls; (iv) review the Company’s accounting and reporting principles, policies and practices; and (v) approve fees paid to the auditors for audit and non-audit services. The current members of the Audit Committee are Allen Bloom (Chairman), Robert F. Hendrickson, Marvin L. Miller, and Peter Slusser. The Audit Committee held thirteen meetings during 2005. The Board of Directors adopted a written Audit Committee charter in 2005 and that charter is attached hereto as Appendix A. All members of the Audit Committee are considered to be “independent” as that term is defined under the listing standards of the National Association of Securities Dealers and two members, Robert F. Hendrickson and Peter Slusser, are considered by the Board of Directors to be “financial experts” as described in Rule 401(h) of Regulation S-K, promulgated under the Securities Act of 1933, as amended.

The responsibilities of the Compensation Committee are to (i) review and recommend to the Board for approval, compensation (including incentive-compensation plans and equity-based compensation plans) of the Company’s CEO, executive officers and other key officers; (ii) review and approve general benefits and compensation strategies; (iii) develop and approve all stock ownership, stock option and other equity-based compensation plans of the Company; (iv) grant any shares, stock options, or other equity-based awards under all equity-based compensation plans; and (v) approve the Compensation Committee report included in the Company’s proxy statement. The current members of the Compensation Committee are Robert F. Hendrickson (Chairman), Allen Bloom, Marvin L. Miller and Bruce Morra. The Compensation Committee held three meetings during 2005. The Board of Directors adopted a written Compensation Committee charter in 2005. All members of the Compensation Committee are considered to be “independent” as that term is defined under the listing standards of the National Association of Securities Dealers.

In addition, subject to the limitations set forth in the plans, the Compensation Committee oversees the employee stock option plans and (i) selects the employees to be granted options; (ii) fixes the number of shares to be covered by the options granted; and (iii) determines the exercise price and other terms and conditions of each option.

Directors who are not employees received an annual retainer in 2005 of $8,000 as well as a fee of $1,500 for each Board of Directors meeting attended. Non-employee Directors receive a fee of $750 for any Board of Directors meeting conducted via conference call. Allen Bloom, J. Thomas August and Robert F. Hendrickson are the current directors who received such fees in 2005. The annual retainer increased to $12,000 in 2006. Board members earn additional compensation for service on the Audit and Compensation Committees as follows: $500 per committee conference call, $1,000 per meeting of the committee if such meeting is convened solely to transact committee business, or $500 per meeting if such meeting is convened on a date or in conjunction with other activities of the Company or its Board of Directors or other committees for purposes in addition to committee business. The Chairmen of the Audit and Compensation Committees received 115% of the aforementioned fees in 2005. Beginning in 2006, the Chairmen of the Audit and Compensation Committees will receive annual retainers of $10,000 and $6,000, respectively, in addition to the annual Board retainer. Jay Levy receives annual compensation of $75,000 in his capacities as Chairman of the Board, Treasurer, and Assistant Secretary.

At the 1999 Annual Meeting, the stockholders approved a new Directors Stock Option Plan (the “1999 Plan”) to replace the 1994 Outside Directors Stock Option Plan (the “1994 Plan”). Under the 1999 Plan, each person elected to the Board of Directors who is not an employee receives, on the date of his initial election, an option to purchase 21,000 shares of Common Stock (an “Initial Option”). On May 1st of each year, each non-employee director receives an option to purchase 10,000 shares of Common Stock if he has served as a non-employee director for at least six months prior to the May 1st grant date (an “Additional Option”). Each option granted under the 1999 Plan has a ten-year term and an exercise price equal to the market price of the Common Stock on the date of the grant. Each Initial Option vests in equal installments of 1/3 over a period of three years, commencing on the date of the grant and each Additional Option vests in its entirety on the first anniversary of the grant.

All options become exercisable upon the vesting thereof, and remain exercisable for the remaining term of the option, unless the director’s service as a non-employee director terminates prior to the expiration of the term. If the grantee’s service as a director terminates prior to the expiration of the option, the option will remain exercisable for a 90-day period following termination of service, except (i) if a non-employee director resigns due to disability, the option will remain exercisable for 180 days following termination, and (ii) if a non-employee director dies while serving as a director, or within 90 days following termination of service (180 days in the case of disability), the option will remain exercisable for 180 days following the person’s death. After such period, the option will terminate and cease to be exercisable. Under the 1999 Plan, Allen Bloom has received options to purchase 70,000 shares of Common Stock (60,000 of which are currently exercisable), J. Thomas August has received options to purchase 61,000 shares of Common Stock (51,000 shares of which are currently exercisable), Robert F. Hendrickson has received options to purchase 31,000 shares of Common Stock (7,000 of which are currently exercisable), Marvin L. Miller has received options to purchase 21,000 shares of Common Stock (7,000 of which are currently exercisable) and Bruce Morra and Peter Slusser have each received options to purchase 21,000 shares of Common Stock (none of which are currently exercisable).

Under the 1994 Plan, each person who was an outside director at the time of the adoption of the 1994 Plan was granted, and each person who subsequently is elected as an outside director is granted, a ten-year option to purchase 30,000 shares of Common Stock at an exercise price equal to the market price of the Common Stock on the date of the grant. The options vest in equal increments over the three-year period following the grant. If the recipient’s service as a director terminates, the option will expire three months after the date of such termination. Under the 1994 Plan, Allen Bloom has received a grant of options to purchase 30,000 shares (all of which are currently exercisable).

On December 5, 2001, the Board of Directors granted stock options to the entire Board of Directors as follows:

Jay Levy	300,000
Allen Bloom	150,000
J. Thomas August	120,000
Warren P. Levy	100,000
Ronald S. Levy	100,000

The exercise price of these options is $.47 per share, the closing stock price on December 5, 2001. These ten-year options vested 10% on December 5, 2001 and 30% on each of June 5, 2002, December 5, 2002 and June 5, 2003. For the stock options granted to Allen Bloom and J. Thomas August, upon termination of their status as director, their time to exercise after termination will be based upon tenure as follows:

Tenure as Director	Time period after Termination to Exercise
Up to 1 year	90 days
Greater than 1 and up to 3 years	180 days
Greater than 3 and up to 5 years	1 year
Greater than 5 years	2 years

For the stock options granted to Jay Levy, Warren P. Levy and Ronald S. Levy, in the event of termination, each option holder has three months to exercise his options.

AUDIT COMMITTEE REPORT FOR 2005

The following report of the Audit Committee of the Board shall not be deemed to be “soliciting material” or to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing by the Company under either the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such Acts.

The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to oversee management’s conduct of the Company’s financial reporting process. Its responsibilities are to (1) annually select a firm of independent public accountants to act as auditors of the Company; (2) review the scope of the annual audit with the auditors in advance of the audit, (3) review the results of the audit and the adequacy of the Company’s accounting, financial and operating controls; (4) review the Company’s accounting and reporting principles, policies and practices; and (5) approve fees paid to the auditors for audit and non-audit services. The Committee selects the Company’s outside auditors, and once selected the outside auditors report directly to the Committee. The Committee is responsible for approving both audit and non-audit services to be provided by the outside auditors.

Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures which are designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Committee’s responsibility is to monitor and review the work of management and the independent auditors in these areas. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews.

In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management, which included a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee met with the independent auditors, with and without management, to discuss the results of their examination and their judgments regarding the Company’s accounting policies. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence. In addition, as part of fulfilling its responsibilities, the Audit Committee spent a significant amount of time during 2005 conferring with management, Grant Thornton and outside consultants and overseeing management’s year-long compliance efforts with Section 404 of the Sarbanes-Oxley Act of 2002.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission and selected Grant Thornton LLP as the independent auditors for fiscal year 2006. The Board is recommending that stockholders ratify that selection at the annual meeting.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS
Allen Bloom, Chairman Robert F. Hendrickson Marvin L. Miller Peter Slusser

April 3, 2006

REPORT OF THE COMPENSATION COMMITTEE ON 2005 EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee was responsible for determining the 2005 compensation of the executive officers of the Company. This Report describes the policies and other considerations used by the Compensation Committee in establishing such compensation.

The members of the Compensation Committee are familiar with various forms and types of remuneration from reports of other public corporations and from their own business experience.

The Compensation Committee determined that, because the Company was still in a research and preproduction phase at the start of 2005, compensation for 2005 for executive officers could not be related primarily to the performance of the Company’s stock or to the annual profit performance of the Company. A primary consideration for the compensation of an executive officer of the Company is his leadership effort in the development of proprietary products and processes, and in planning for future growth and profitability. Of particular importance is the signing of revenue-generating licensing and distribution agreements as well as the achievement of milestones in these agreements. Other significant factors considered by the Compensation Committee in determining executive officers’ compensation were salaries paid by other public companies in the health-care related biotechnology field to comparable officers, the duties and responsibilities of the executive officers in the past and as projected, their past performance and commitment to the Company, and incentives for future performance, although no specific weighting was allocated to any of these considerations. The executive officers were also consulted with respect to their compensation and their plans for compensation for other personnel in order to coordinate all compensation policies of the Company. These factors were used to determine compensation for the executives under their employment agreements. See “Employment Agreements.”

The compensation for the Chief Executive Officer for 2005 was based on the same policies and considerations set forth above for executive officers generally.

SUBMITTED BY THE COMPENSATION COMMITTEE

OF THE COMPANY’S BOARD OF DIRECTORS

Robert F. Hendrickson, Chairman

Allen Bloom

Marvin L. Miller

April 3, 2006

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors, executive officers and greater than ten percent beneficial owners complied with all section 16(a) filing requirements during 2005, except that: (i) Mr. Gilligan failed to file Form 4 for stock option transactions on December 7 and December 8, 2005 for 160,000 shares since he was out of the country and, upon discovery of the oversight, Mr. Gilligan filed a Form 4 on December 23, 2005, and (ii) Mr. Gilligan, through inadvertence, failed to file a Form 4 for one transaction on December 21, 2005 relating to a pre-arranged sale of 20,000 shares of Company common stock and, upon discovery of the oversight, Mr. Gilligan filed a Form 4 on January 26, 2006.

Code of Ethics

The Company has adopted a code of ethics. It describes specific policies concerning the ethical conduct of the Company’s business and applies to all officers, directors and employees. The Company’s code of ethics is posted on its internet website which can be found at http://www.unigene.com. Upon written request to Unigene Laboratories, Inc., 110 Little Falls Road, Fairfield, NJ 07004, we will provide without charge a copy of our code of ethics.

Employment Agreements

The Company entered into an employment agreement, effective January 1, 2000, with Warren P. Levy for an initial term of two years. Dr. Levy serves as President and Chief Executive Officer of the Company and received an annual salary of $160,000 for the initial year of the agreement. Salary increases beyond the first year are at the discretion of the Compensation Committee. Dr. Levy’s annual salary increased in February 2006 to $250,000 from $220,000 in 2005.

The Company entered into an employment agreement, effective January 1, 2000, with Dr. Ronald S. Levy for an initial term of two years. Dr. Levy serves as Executive Vice President of the Company and received an annual salary of $155,000 for the initial year of the agreement. Salary increases beyond the first year are at the discretion of the Compensation Committee. Dr. Levy’s annual salary increased in February 2006 to $231,000 from $210,000 in 2005.

Each agreement provides that, after the initial two-year term, the agreement will be renewed on a year-to-year basis unless either party notifies the other of the desire not to renew the agreement no later than three months prior to the scheduled termination date. Each agreement also provides that, upon (a) termination of the employment of the executive by the Company without cause or (b) resignation of the executive for good reason (which is defined to mean a change of control of the Company or a material diminution of the executive’s responsibilities without his consent), the Company will make a lump-sum severance payment to the executive equal to (i) the salary that the executive would have earned for the remaining term of this agreement, if the remaining term (either the initial term or as extended) is more than one year or (ii) the executive’s then-current annual salary, if the remaining term of the agreement (either the initial term or as extended) is one year or less.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Executive compensation for 2005 was determined by the Compensation Committee of the Company, at the time consisting of Robert F. Hendrickson, Marvin Miller and Allen Bloom. None of Mr. Hendrickson, Mr. Miller or Mr. Bloom currently serves as an officer of the Company. There are no compensation committee interlocks between the Company and any other entity involving the Company’s or such entity’s executive officers or board members.

No member of the Compensation Committee had a relationship that requires disclosure under Item 402(j)(3) of Regulation S-K.

Related Party Transactions

One of our directors, J. Thomas August, serves as our Research Director, receiving $73,500 in annual compensation. One of our officers, James Gilligan, exercised a stock option in December 2005 with payment of $55,000 paid to us in January 2006. This amount is included in Accounts and Other Receivable at December 31, 2005. One of our directors, Allen Bloom, was a partner in Dechert LLP, a law firm that we engaged for legal services in 2005 and that we continue to engage in 2006. Dr. Bloom retired from such firm effective December 31, 2003 and he continues as Of Counsel to the firm.

Three of the current nine-member Board of Directors, Warren P. Levy, Ronald S. Levy and Jay Levy, are executive officers of the Company. Jay Levy is the father of Warren and Ronald Levy.

To satisfy our short-term liquidity needs, Jay Levy, our Chairman of the Board and an officer, Warren Levy and Ronald Levy, each a director and executive officer of Unigene, and another Levy family member, from time to time have made loans to us. We have not made principal and interest payments on certain loans when due. However, the Levys waived all default provisions including additional interest penalties due under these loans through December 31, 2000. Beginning January 1, 2001, interest on loans originated through March 4, 2001 increased an additional 5% per year and is calculated on both past due principal and interest. This additional interest was approximately $853,000, and total interest expense on all Levy loans was approximately $1,516,000 for the year ended December 31, 2005. As of December 31, 2005, total accrued interest on all Levy loans was approximately $6,549,000 and the outstanding loans by these individuals to us, classified as short-term debt, totaled $10,105,000. In October 2005, we repaid an aggregate of $448,000 in principal on certain of these default loans. We also repaid an aggregate of $2,000,000 in principal on certain of these default loans on March 31, 2006.

Outstanding stockholder loans consist of the following at December 31, 2005 and 2004 (in thousands):

	2005	2004
Jay Levy term loans(1)	$1,870	$1,870
Jay Levy demand loans(2)	8,225	8,225
Warren Levy demand loans(3)	5	235
Ronald Levy demand loans(4)	5	223

	10,105	10,553
Accrued interest	6,549	5,850

Total loans and interest due to stockholders	$16,654	$16,403

1)

Loans from Jay Levy in the aggregate principal amount of $1,870,000 evidenced by term notes that matured January 2002, and bear interest at the fixed rate of 11% per year. These loans were originally at 6%. These loans are secured by a security interest in all of our equipment and a mortgage on our real property. The terms of the notes required us to make installment payments of principal and interest beginning in October 1999 and ending in January 2002 in an aggregate amount of $72,426 per month. No installment payments have been made to date. Accrued interest on these loans at December 31, 2005 was approximately $1,646,000.

2)	Loans from Jay Levy in the aggregate principal amount of $2,525,000, which are evidenced by demand notes bearing a floating interest rate equal to the Merrill Lynch Margin Loan Rate plus

5.25% (13% at December 31, 2005 and 11% at December 31, 2004) that are classified as short-term debt. These loans were originally at the Merrill Lynch Margin Loan Rate plus .25%. These loans are secured by a security interest in our equipment and real property. Accrued interest on these loans at December 31, 2005 was approximately $3,421,000.

2)

Loans from Jay Levy in 2001 and 2002 in the aggregate principal amount of $5,700,000 which are evidenced by demand notes bearing a floating interest rate equal to the Merrill Lynch Margin Loan Rate plus .25%, (7.5% at December 31, 2005 and 5.5% at December 31, 2004) and are classified as short-term debt and which are secured by a security interest in certain of our patents. Accrued interest on these loans at December 31, 2005 was approximately $1,479,000. On February 15, 2005, Jay Levy transferred these $5,700,000 of demand notes to the Jaynjean Levy Family Limited Partnership in exchange for partnership units. Warren Levy and Ronald Levy are general partners of that partnership.

3)

Loan from Warren Levy in the amount of $5,000 bears interest at the Merrill Lynch Loan Rate plus .25% (7.5% at December 31, 2005 and 5.5% at December 31, 2004) and is classified as short-term debt. This loan is secured by a secondary security interest in our equipment and real property. Accrued interest on this loan at December 31, 2005 was approximately $1,500. An additional loan in the aggregate principal amount of $230,000 was repaid in full in October 2005.

4)

Loan from Ronald Levy in the amount of $5,000 bears interest at the Merrill Lynch Margin Loan Rate plus .25% (7.5% at December 31, 2005 and 5.5% at December 31, 2004) and is classified as short-term debt. This loan is secured by a secondary security interest in our equipment and real property. Accrued interest on this loan at December 31, 2005 was approximately $1,500. An additional loan in the aggregate principal amount of $218,323 was repaid in full in October 2005.

EXECUTIVE COMPENSATION

The following table sets forth, for the years 2005, 2004 and 2003, compensation paid to the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company, for services rendered by such executive officers in all capacities in which they served:

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options	All Other Compensation(1)
Warren P. Levy, President, Chief Executive Officer and Director	2005	$218,270	$22,000	$-0-		-0-	$8,169
	2004	194,689	2,450	-0-		-0-	14,004
	2003	179,453	1,600	-0-		-0-	13,989
Ronald S. Levy, Executive Vice President and Director	2005	209,033	21,000	-0-		-0-	9,968
	2004	190,438	2,375	-0-		-0-	17,004
	2003	175,103	1,550	-0-		-0-	16,914
James P. Gilligan, Vice President	2005	193,424	19,500	7 269	(2)	120,000	-0-
	2004	174,741	2,250	7,385	(2)	-0-	-0-
	2003	158,713	1,450	8,365	(2)	90,000	-0-
Nozer M. Mehta, Vice President	2005	183,597	18,500	11,252	(2)	65,000	-0-
	2004	166,916	2,125	5,862	(3)	-0-	-0-
	2003	155,118	1,450	23,586	(4)	75,000	-0-
Paul P. Shields, Vice President	2005	166,746	17,000	3,701	(2)	40,000	-0-
	2004	142,923	1,850	11,740	(5)	-0-	-0-
	2003	137,755	1,300	5,625	(6)	75,000	-0-

(1)	Represents premium paid by the Company on executive split-dollar life insurance (terminated in 2005).

(2)	Represents reimbursement for unused vacation days.

(3)	Represents reimbursement for unused vacation days in the amount of $3,462 and retroactive pay adjustment in the amount of $2,400.

(4)	Represents reimbursement for unused vacation days in the amount of $10,695 and retroactive pay adjustment in the amount of $12,891.

(5)	Represents reimbursement for unused vacation days in the amount of $4,169 and retroactive pay adjustment in the amount of $7,571.

(6)	Represents reimbursement for unused vacation days in the amount of $4,566 and retroactive pay adjustment in the amount of $1,059.

For information regarding directors’ compensation, please see the above section entitled “Board of Directors and Committees.”

STOCK OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 2005

The following table sets forth certain information relating to stock options grants to each of the executive officers named in the Summary Compensation Table during the year ended December 31, 2005:

Name	Number of Shares Underlying Options Granted	Percent of Total Options shares Granted to Employees(1)	Exercise Price per Share(2)	Expiration Date	Grant Date Value
Warren P. Levy	-0-	—	$—	—	$—
Ronald S. Levy	-0-	—	$—	—	$—
James P Gilligan	45,000	8%	$2.30	2/28/15	$93,047	(3)
James P. Gilligan	75,000	13.3%	$1.58	4/05/15	$106,373	(4)
Nozer M. Mehta	40,000	7.1%	$2.30	2/28/15	$82,708	(3)
Nozer M. Mehta	25,000	4.4%	$1.58	4/05/15	$35,458	(4)
Paul P. Shields	40,000	7.1%	$2.30	2/28/15	$82,708	(3)

(1)	Options exercisable for an aggregate of 565,865 shares of Common Stock were granted to employees in 2005 under the 2000 Stock Option Plan.

(2)	Fair market value on the date of grant

(3)

The fair value of the stock option granted is estimated at grant date using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0%; expected volatility of 97.2%; a risk-free interest rate of 4.0%; and expected life of 5 years.

(4)

The fair value of the stock option granted is estimated at grant date using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0%; expected volatility of 96.7%; a risk-free interest rate of 4.1%; and expected life of 5 years.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table sets forth information as to the exercises of options during the year ended December 31, 2005, and the number and value of unexercised options held as of December 31, 2005, by each of the executive officers named in the Summary Compensation Table:

	Exercises During The Fiscal Year		Number of Shares Underlying Unexercised Options		Value of Unexercised In-the-Money Options (1)
	Number of Shares Acquired	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Warren P. Levy	0	$0	100,000	0	$394,000	$0
Ronald S. Levy	0	$0	100,000	0	$394,000	$0
James P. Gilligan	200,000	$453,119	295,000	110,000	$1,004,775	$327,950
Nozer M. Mehta	100,000	$204,134	178,333	71,667	$676,782	$213,093
Paul P. Shields	170,000	$438,461	132,750	55,000	$462,120	$165,925

(1)	Based upon a closing price of $4.41 on December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION

The table below summarizes the status of our equity compensation plans at December 31, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,377,315	$1.05	817,610
Equity compensation plans not approved by security holders	1,601,571	$1.42	—

Total	4,978,886	$1.17	817,610

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company’s Common Stock to the cumulative total return of the NASDAQ Market Index, and the RDG Microcap Biotechnology Index.

COMPARISON OF CUMULATIVE TOTAL RETURN

OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

FISCAL YEAR ENDING

COMPANY/INDEX/MARKET	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Unigene Laboratories, Inc.	100.00	42.45	25.47	41.79	146.93	287.99
NASDAQ Market Index	100.00	79.57	56.48	84.08	91.61	93.72
RDG Microcap Biotechnology Index	100.00	81.00	31.96	48.43	40.58	26.40

Assumes $100 Invested on January 1, 2001

Assumes Dividends Reinvested

Fiscal Years Ending December 31.

The industry index chosen was the RDG Microcap Biotechnology Index.

The Broad Market index chosen was the NASDAQ Market Index.

PROPOSAL 2

AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 TO 135,000,000 SHARES

The Board of Directors unanimously has adopted resolutions approving and recommending that the stockholders approve an amendment to Article FOURTH of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 100,000,000 shares to 135,000,000 shares.

As of April 3, 2006, of the 100,000,000 shares of common stock that currently are authorized, (i) 87,528,565 shares were issued and outstanding, (ii) 5,698,836 shares were reserved for issuance upon the exercise of outstanding options and warrants, (iii) 770,610 shares were reserved for issuance upon the exercise of options available for grant under the Company’s existing 2000 Stock Option Plan and the Company’s Directors Stock Option Plan, and if the stockholders approve Proposal 3 to adopt the Company’s 2006 Stock-Based Incentive Compensation Plan (the “2006 Plan”) these shares will be incorporated and reserved for issuance under the 2006 Plan; and (iv) an additional 3,000,000 shares will be available for grant under the 2006 Plan if stockholders approve Proposal 3 to adopt the 2006 Plan. The Board of Directors of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders.

The additional shares of Common Stock would be available for various corporate purposes, including financing transactions, the issuance of equity securities to a licensing partner or as compensation for services (either directly or through the exercise of warrants or options).

Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of the additional authorized shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company’s securities may then be listed, or the Certificate of Incorporation or By-Laws of the Company as then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

The additional shares of Common Stock authorized for issuance pursuant to this proposal will have the same rights and privileges that all of the currently outstanding shares of Common Stock possess under the Company’s Certificate of Incorporation and under Delaware law. These rights and privileges include one vote per share on all matters submitted to a vote of the holders of Common Stock, including the election of directors, and right to dividends and other distributions when and if declared by the Board of Directors. The shares of Common Stock do not have preemptive or similar rights.

The issuance of any additional shares of Common Stock by the Company would dilute existing stockholders by reducing their percentage ownership of Common Stock. The existence of additional authorized but unissued shares of Common Stock could be used to make a change in control of the Company more difficult. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of new shares could be used to dilute the stock ownership of the acquirer. The Company is not aware of any pending or threatened efforts to obtain control of the Company and, as of the date of this proxy statement, the Company has no specific plans, arrangements or understandings with respect to the sale or issuance of these additional shares of Common Stock.

To accomplish the increase of the authorized shares of Common Stock, the following resolution authorizing the amendment of the Certificate of Incorporation will be submitted to a vote of the stockholders at the meeting:

“RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article FOURTH thereof so that, as amended, said Article shall be and read as follows:

FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is one hundred thirty-five million (135,000,000), having a par value of $.01 per share. All such shares are of one class and are common stock.”

Approval of the resolution authorizing the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTOR RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 135,000,000 SHARES.

PROPOSAL 3

ADOPTION OF THE COMPANY’S 2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

The Board of Directors is submitting to stockholders for approval at the 2006 Annual Meeting a proposal to adopt the Unigene Laboratories, Inc. 2006 Stock-Based Incentive Compensation Plan (the “2006 Plan”) to replace the Company’s Directors Stock Option Plan and the Company’s 2000 Stock Option Plan.

In 1999, the Company’s Board of Directors adopted and the stockholders approved the Unigene Laboratories, Inc. Directors Stock Option Plan (the “Directors’ Plan”). Under the terms of the Directors’ Plan, the Company was authorized to grant options for the purchase of up to 350,000 shares of its common stock, par value $.01 per share (“Common Stock”), to eligible non-employee directors. As of April 21, 2006, options for the purchase of for an aggregate of 317,000 shares of Common Stock have been granted under the Directors’ Plan. After taking into account the cancellation of options for 104,000 shares, 137,000 shares remain available for option grants under the Directors’ Plan.

In 2000, the Company’s Board of Directors adopted and the stockholders approved the Unigene Laboratories, Inc. 2000 Stock Option Plan (the “2000 Plan”). Under the terms of the 2000 Plan, the Company was authorized to issue up to 4,000,000 shares of Common Stock pursuant to the exercise of stock options granted to eligible employees and consultants. As of April 21, 2006, options for an aggregate of 3,888,265 shares of Common Stock had been granted. After taking into account the cancellation of options for 219,875 shares, 331,610 shares remain available for option grants under the 2000 Plan.

At a meeting held on April 20, 2006, the Company’s Board of Directors approved and recommended that the Company’s stockholders approve the 2006 Plan. The purpose of the 2006 Plan is to promote the success and enhance the value of the Company by linking personal interests of the members of the Board of Directors, employees and consultants to those of the Company stockholders and to provide such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. In the current environment of evolving practice in the area of equity-based compensation, the 2006 Plan will also give the Company the flexibility to offer a variety of types of equity compensation to remain competitive in recruiting and retaining qualified key personnel.

The 2006 Plan is being presented to the stockholders for approval. Upon approval of the 2006 Plan by the stockholders, no further grants of shares will be made under the Directors’ Plan or the 2000 Plan. The following is a description of the principal provisions of the 2006 Plan. However, this summary is qualified in its entirety by reference to the 2006 Plan, which is included in its entirety as Appendix B hereto.

SUMMARY OF THE UNIGENE LABORATORIES, INC.

2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

General

The general purpose of the 2006 Plan is to assist the Company and its subsidiaries in attracting and retaining valued employees, consultants and non-employee directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such employees, consultants and non-employee directors.

Summary of the 2006 Plan

The following general description of certain features of the 2006 Plan is qualified in its entirety by reference to the 2006 Plan which is attached hereto as Appendix B. Capitalized terms not otherwise defined in this summary have the meanings given to them in the 2006 Plan.

General. The 2006 Plan will authorize the grant of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Phantom Stock, and other stock-based awards (collectively, “Awards”). Options granted under the 2006 Plan may be either “incentive stock options” as defined in section 422 of the Internal Revenue Code (the “Code”), or nonqualified stock options, as determined by the Committee.

Number of Shares Authorized. The number of shares of Unigene Laboratories, Inc. (“Company”) Common Stock initially available for award under the 2006 Plan is 3,000,000 shares, increased by (i) any shares reserved but not subject to awards under the Directors’ Plan and the 2000 Plan, and (ii) shares subject to awards under the Directors’ Plan or the 2000 Plan that are forfeited, cancelled or expire thereunder. All shares of Common Stock reserved under the 2006 Plan may be issued pursuant to Incentive Stock Options.

If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award will again be available for future grant. In addition, any shares under the 2006 Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Company will not count against the remaining number of shares available. Finally, if there is any change in the Company’s corporate capitalization, the Committee in its sole discretion may cancel and make substitutions of Awards or may adjust the number of shares available for award under the 2006 Plan, the number and kind of shares covered by Awards then outstanding under the 2006 Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

Administration. The Compensation Committee (the “Committee”) will administer the 2006 Plan. The full Board of the Company or a Secondary Committee designated by the Board, shall administer the 2006 Plan and exercise the Committee’s authority with respect to grants made to non-employee directors. Subject to the other provisions of the 2006 Plan, the Committee has the authority to:

•	select the employees, consultants and non-employee directors who will receive Awards pursuant to the 2006 Plan;

•	determine the type or types of Awards to be granted to each participant;

•

determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the 2006 Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award;

•	determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered;

•	determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied;

•

correct any defect or supply any omission or reconcile any inconsistency in the 2006 Plan, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the 2006 Plan as it may deem necessary or advisable; and

•	make all other determinations as it may deem necessary or advisable for the administration of the 2006 Plan.

Eligibility. The 2006 Plan provides that Awards may be granted to employees, non-employee directors and consultants of the Company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to any participant as Qualified Performance-Based Awards (described below) in any calendar year shall not exceed 200,000.

Each Award granted under the 2006 Plan will be evidenced by a written agreement between the participant and the Company, which will describe the Award and state the terms and conditions applicable to such Award. The principal terms and conditions of each particular type of Award are described below.

Performance Goals

The Award agreements may provide for vesting or earning the Award based on achievement of performance goals. Performance goals may be established on a Company-wide basis; with respect to one or more subsidiary corporations, business units, divisions, department, or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance goals, the number of shares or units to which they pertain, the time and manner of payment of the Award shall be specified in the Award agreement.

Except in the case of Awards intended to meet the requirements of Section 162(m) of the Code applicable to qualified performance-based compensation (“Qualified Performance-Based Awards”), the Committee may modify performance goals in whole or in part, during the performance period, as it deems appropriate and equitable. In the case of Qualified Performance-Based Awards, the applicable performance goals are limited to one or more of the following:

•	specified levels of or increases in the Company’s, a division’s or a Subsidiary’s return on capital, equity or assets;

•

earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA);

•	net economic profit (which is operating earnings minus a charge to capital);

•	net income;

•	operating income;

•	sales;

•	sales growth;

•	gross margin;

•	direct margin;

•	share price (including but not limited to growth measures and total shareholder return);

•	operating profit;

•	per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);

•	inventory turns;

•	financial return ratios;

•	market share;

•	balance sheet measurements such as receivable turnover;

•	improvement in or attainment of expense levels;

•	improvement in or attainment of working capital levels;

•	debt reduction;

•	strategic innovation;

•	customer or employee satisfaction;

•	individual objectives;

•

any other financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and Subsidiaries (or any business unit thereof); and

•	any combination of any of the foregoing criteria.

Phantom Stock

Awards of Phantom Stock may be made under the 2006 Plan. A share of Phantom Stock is a book-entry unit with a value equal to one share of Common Stock. A grant of Phantom Stock will vest and become payable to the participant upon other future events, including the achievement during a specified performance cycle of performance goals established by the Committee or the passage of time. Each grant of Phantom Stock shall specify the conditions, including the passage of time and performance goals, if applicable, that must be satisfied in order for payment to be made. Payment of Phantom Stock may be made in cash, shares of Common Stock, or a combination thereof, equal to the fair market value of the shares of Common Stock to which the Award relates.

Options

An Option is the right to purchase shares of Common Stock for a specified period of time at a fixed price (the “exercise price”). Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals. Each grant of Options shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Incentive stock options may only be granted to employees, shall only be transferable by will or under the laws of descent and distribution, and, during the participant’s lifetime, may only be exercised by the participant. No Award of incentive stock options may permit the fair market value of any such Options becoming first exercisable in any calendar year to exceed $100,000.

Exercise Price. The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or non-qualified stock option will not be less than 100% of the fair market value of Common Stock on the date the Option is granted. However, any participant who owns more than 10% of the combined voting power of all classes of the Company’s outstanding Common Stock (a “10% Stockholder”) will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the Common Stock on the date of grant.

Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by the participant in cash, in a cash payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option (a “cashless exercise”), with the Committee’s consent, in whole or in part with shares of Common Stock, or a combination of the foregoing methods. The Committee may also permit Options to be exercised with such other consideration as it deems appropriate, as reflected in the applicable Award agreement.

Term of the Option. The term of an Option granted under the 2006 Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Stock Appreciation Rights

A stock appreciation right (“SAR”) entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date of exercise, payable in cash, shares of Common Stock, or any combination thereof. The Committee shall set the exercise price of an SAR which shall not be less than the Fair Market Value of the underlying Common Stock on the date of the grant. Each grant of SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable and may specify permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years after the grant date.

Restricted Stock

An Award of Restricted Stock is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Stock shall specify the duration of the restriction period and any other conditions under which the Restricted Stock would be forfeitable to the Company, including any applicable performance goals, and will include restrictions on transfer to third parties during the restriction period.

Unless otherwise provided by the Committee an Award of Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. Unless otherwise provided by the Committee, dividends on Restricted Stock will be subject to the same restrictions as the Restricted Stock.

Deferred Stock

An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period, subject to the fulfillment of any conditions specified by the Committee. Each grant of Deferred Stock shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals.

An Award of Deferred Stock does not entitle the participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares. Any grant of Deferred Stock may provide for the payment of dividend equivalents in cash or additional shares, which may be paid currently or deferred and reinvested, as determined by the Committee.

General Provisions

Vesting. Any Award may provide for full vesting, early exercise rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

Nontransferability of Awards. In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members, trusts for the benefit of family members, or partnerships in which such family members are the only partners. In addition, the Committee may provide in any Award agreement terms and conditions under which the participant must sell or offer to sell any Awards, whether or not vested, and any Common Stock acquired pursuant to an Award to the Company.

Termination of Employment, Consulting Services, or Other Services. Each Option or SAR agreement shall provide rules for the exercise of such Award following termination of employment for any reason, which may include, but not be limited to, death, disability, termination for Cause or retirement. The Committee may take actions and provide in Award agreements for such post-termination rights which it believes equitable under the circumstances or in the best interests of the Company with respect to Awards that are not fully vested in the event of termination of employment or service by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee.

Change in Control

In the event of a Change in Control, the Committee may take one or more of the following actions with respect to Options and SARs: (i) fully vest and make exercisable any outstanding Options or SARs, (ii) cancel all outstanding vested Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price of such portion, (iii) terminate all Options or SARs immediately prior to the Change in Control, or (iv) require the successor corporation, following a Change in Control if the Company does not survive such Change in Control, to assume all outstanding Options or SARs and to substitute such Options or SARs with comparable awards.

Similarly, the Committee may, upon a Change in Control, fully and immediately vest all Awards of Restricted Stock, Phantom Stock, Deferred Stock or other-equity awards that are outstanding or take such other actions as it deems appropriate, including immediately distributing amounts with respect to unvested Awards that would not otherwise be payable as of the date of the Change in Control.

As defined in the 2006 Plan, the term “Change in Control” means,

(a) the acquisition in one or more transactions by any “Person” (as such term is used for purposes of section 13(d) or section 14(d) of the 1934 Act) but excluding, for this purpose, the Company or its Subsidiaries, any Stockholder of the Company or any employee benefit plan of the Company or its Subsidiaries, of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

(b) the individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company’s Stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

(c) a merger or consolidation involving the Company if the Stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

(d) a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

(e) acceptance by Stockholders of the Company of shares in a share exchange if the Stockholders of the Company immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

Effective Date, Amendments, and Termination of the 2006 Plan. The 2006 Plan will be effective upon its approval by Company stockholders. The Board of Directors has the authority to amend or terminate the 2006 Plan at any time; provided, however, that stockholder approval is required for any amendment which (i) increases the number of shares available for Awards under the 2006 Plan (other than to reflect a change in the Company’s capital structure), (ii) decreases the price at which Awards may be granted, or (iii) as otherwise required by applicable law, regulation, or rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The 2006 Plan will terminate automatically ten years after it is approved by stockholders.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the 2006 Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE 2006 PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Phantom Stock

A participant realizes no taxable income and the Company is not entitled to a deduction when Phantom Stock payable in the future and subject to conditions such as the passage of time or achievement of performance goals are awarded. When Phantom Stock vests and becomes payable as a result of the satisfaction of the terms and conditions on such Award, including, if applicable, achievement of performance goals, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction.

A participant’s tax basis in shares of Common Stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Stock

A participant realizes no taxable income and the Company is not entitled to a deduction when Deferred Stock is awarded. When the deferral period for the Award ends and the participant receives shares of Common Stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Stock

Restricted Stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving Restricted Stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

Generally, during the restriction period, dividends and distributions paid with respect to Restricted Stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming the Company has adequate current or accumulated earnings and profits.

Non-Qualified Options

A participant realizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Under the 2006 Plan, non-qualified options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock or Restricted Stock held by the participant. Payment in Common Stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options

A participant realizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

Under the 2006 Plan, incentive stock options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs

A participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Section 162(m) Limitations

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is a Qualified Performance-Based Award. If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the 2006 Plan requires that the maximum number of shares of Common Stock underlying such Awards that may be granted to the recipient during any one calendar year is 200,000 shares.

Withholding

The Company is entitled to deduct from the payment of any Award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.

New Plan Benefits

There have been no grants made under the 2006 Plan. Because benefits under the 2006 Plan will depend on the actions of the Committee and the value of the Company’s Common Stock, it is not possible to determine the benefits that will be received if the 2006 Plan is approved by stockholders.

Approval of the adoption of the Company’s 2006 Stock-Based Incentive Compensation Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2006

STOCK BASED-INCENTIVE COMPENSATION PLAN.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Grant Thornton LLP, independent public accountants, to serve as the Company’s independent auditors for the fiscal year commenced January 1, 2006. Although not required by the Company’s Certificate of Incorporation or By-Laws, the Board of Directors believes that it is in the best interests of the stockholders to ratify the appointment of Grant Thornton. If stockholders vote against the ratification of Grant Thornton, the Company will consider other alternatives. Grant Thornton served as the independent auditors for the Company for the year ended December 31, 2005. A representative of the firm will be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement, if such representative desires to do so.

Audit Fees. During the fiscal years ended December 31, 2005 and December 31, 2004, the fees billed by the principal accountant for the audit of the Company’s financial statements for such fiscal years and for the reviews of the Company’s interim financial statements were approximately $487,000 and $126,000, respectively.

Tax Fees. During the fiscal years ended December 31, 2005 and December 31, 2004, Grant Thornton provided tax services in the amounts of $-0- and $13,000, respectively. The 2004 tax services were related to determining the tax impact in connection with the potential restructuring of Unigene’s debt to corporate officers.

All Other Fees. During the fiscal years ended December 31, 2005 and December 31, 2004, Grant Thornton did not provide any professional services other than audit and tax services for the Company.

Before Grant Thornton is engaged by the Company to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee. The Audit Committee approved 100% of the tax fees incurred in 2005.

Ratification of the appointment of Grant Thornton requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF GRANT

THORNTON.

OTHER MATTERS

The Board of Directors of the Company does not know of any other matters that are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote all proxies received in accordance with their judgment on such matters.

PROPOSALS BY STOCKHOLDERS

Stockholder proposals intended to be presented at the 2007 Annual Meeting must be received by the Company on or before January 8, 2007 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting, and must also meet the other requirements set forth in the rules of the Securities and Exchange Commission relating to such stockholder proposals. If the proposal is received by the Company less than 45 days prior to the anniversary of the mailing date of this proxy statement, the persons named as proxies in the Company’s proxy material for the 2007 Annual Meeting will have the discretionary authority to vote on the matter in accordance with their best judgment without disclosure in the proxy statement of such matter or of how the proxy holders intend to exercise their discretionary voting authority.

SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed form of proxy will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telefax. The Company has retained Regan & Associates, Inc. to aid in the solicitation of proxies, for which such firm will be paid a fee of $17,500.

By Order of the Board of Directors

RONALD S. LEVY
Secretary

Fairfield, New Jersey

May 8, 2006

Appendix A

UNIGENE LABORATORIES, INC.

CHARTER OF

THE AUDIT COMMITTEE

JUNE 16, 2005

ORGANIZATION. This Charter governs the operations of the Audit Committee (the “Committee”) of Unigene Laboratories, Inc. (the “Company”). The Committee shall review and reassess the adequacy of this Charter at least annually, recommend any desired changes to the Charter to the Board of Directors (the “Board”) for approval, and have the Charter published at least every three years in accordance with applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company disallowed under all applicable rules and regulations, are not an affiliated person of the Company or its subsidiaries, meet the independence and financial literacy requirements of The NASDAQ Stock Market, Inc. Marketplace Rules and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if applicable, and have no relationship that, in the opinion of the Board, may interfere with the exercise of their independence from the management and the Company. However, one director who does not meet the NASDAQ definition of independence, if applicable, but who meets the criteria set forth in Section 10A(m)(3) under the Exchange Act and the rules thereunder, and who is not a current officer or employee or a family member of such person, may serve for no more than two years on the audit committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership is required by the best interests of the Company and its stockholders. No member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years. All Committee members shall be financially literate and at least one member shall be a “financial expert,” as defined by the rules and regulations of the SEC.

STATEMENT OF POLICY. The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, performance of the Company’s internal audit function and outside auditors, the outside auditor’s qualifications and independence, the annual independent audit of the Company’s consolidated financial statements, the legal compliance and ethics programs as established by management and the Board, and the Company’s compliance with ethics policies and legal policies and financial regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, the outside auditors, the internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain independent outside counsel, or other experts or advisers as it determines necessary to carry out its duties.

RESPONSIBILITIES AND PROCESSES. The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company therein. For their part, the outside auditors are responsible for auditing the Company’s annual financial statements and for reviewing the Company’s unaudited interim financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to the changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following responsibilities and duties shall be the common recurring activities of the Committee in carrying out its oversight function. These responsibilities and duties are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.

The Committee shall have the sole authority to select and replace the Company’s outside auditors, and shall be directly responsible for the compensation and oversight of the work of the outside auditors, including resolution of disagreements between the Company’s management and the outside auditors regarding financial reporting, for the purpose of preparing its audit report or related work. The outside auditors shall report directly to the Committee.

2.	The Committee shall review and determine the scope of independent auditing services in advance of each annual audit.

3.

The Committee shall review in advance, and grant any appropriate pre-approvals on (i) all auditing services to be provided by the outside auditors and (ii) all non-audit services to be provided by the outside auditors as permitted by Section 10A of the Exchange Act, or other applicable law and (iii) in connection with services approved under clauses (i) and (ii), above, all fees and other terms of engagement, including the terms of any engagement letter or similar agreement with the outside auditors. The foregoing pre-approval requirement shall be subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to completion of the audit. The Committee may delegate to one or more members of the Committee who are independent the authority to grant preapprovals required by this Section 3, provided that any preapproval by such member or members shall be presented to the full Committee at its next scheduled meeting.

4.	The Committee shall review and approve disclosures required to be included in the Company’s periodic reports filed under Section 13 of the Exchange Act with respect to approval of non-audit services.

5.

The Committee shall review, based upon the recommendation of the outside auditors and Company management, the scope and plan of work to be done by the outside auditor each fiscal year, including, staffing, locations, reliance upon management, and internal audit and general audit approach.

6.	The Committee shall review and evaluate the performance of the Company’s outside auditors on at least an annual basis.

7.

The Committee shall, at least annually, obtain and review a report from the outside auditors describing: (1) the outside auditors’ internal quality control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.

8.

The Committee shall review with the auditors their independence from Company management, including (1) requesting from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1 and rules of The NASDAQ Stock Market, and (2) discussing with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence. The Committee shall also review the resumes of key partners and managers of the outside auditors in order to evaluate the experience and qualifications of those who perform services for the Company.

9.

The Committee shall confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company’s outside auditors complies with applicable partner rotation requirements.

10.	The Committee shall review all reports required to be submitted by the outside auditors to the Committee under Section 10A of the Exchange Act.

11.

The Committee shall review with management and the outside auditors the audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K filed with the SEC).

12.

The Committee shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

13.

The Committee shall review with management and the outside auditors the Company’s interim financial results to be included in the Company’s quarterly reports on Form 10-Q to be filed with the SEC, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operation,” prior to submission to stockholders, the SEC or any other governmental body, any stock exchange or the public.

14.

The Committee shall prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other SEC reports required by applicable securities laws or the rules of The NASDAQ Stock Market or any other stock exchange or trading market on which the Company’s securities may be listed or approved for quotation.

15.

The Committee shall review and discuss all reports required by law or regulation to be provided to the Committee by the outside auditor of (1) all critical accounting policies and practices used by the Company; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed by the outside auditor with Company management, the ramifications of the use of such alternative treatments, and the treatment preferred by the outside auditors; and (3) other material written communications between the outside auditors and Company management, such as any management letter or schedule of unadjusted differences.

16.

The Committee shall review and discuss with Company management and the outside auditor such accounting policies (and changes therein) of the Company, including any financial reporting issues, which could have a material impact on the Company’s financial statements (including but not limited to the use of alternative GAAP methods and off-balance sheet structures), as are deemed appropriate for review by the Committee prior to any interim or year-end filing with the SEC or other regulators.

17.	The Committee shall review and discuss with Company management the effect of accounting and regulatory initiatives on the financial statements of the Company.

18.

The Committee shall discuss with Company management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

19.

The Committee shall review disclosures made by the Company’s CEO (or principal executive officer) or CFO (or principal financial or accounting officer) during their certification process for the applicable Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls or internal financial controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s disclosure or internal controls.

20.	The Committee shall periodically consult with the outside auditor, without the presence of management, about internal controls and the completeness and accuracy of the Company’s financial statements.

21.

The Committee shall review and discuss with management and the outside auditor: (1) the management recommendation letter on accounting procedures and internal control and any other reports prepared by the outside auditor, and management’s responses concerning such reports; (2) any material accounting issues identified by management, or the outside auditor; and (3) other matters required to be communicated by the outside auditor to the Committee under generally accepted auditing standards.

22.

Prior to releasing the year-end earnings, the Committee shall discuss the results of the audit with the outside auditors. The Committee shall meet with the outside auditors, with and without management present, to discuss the results of their examination.

23.

The Committee shall review and discuss with Company management earnings press releases, including the use of “pro-forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

24.

The Committee shall review and approve in advance all of the Company’s related-party transactions. For the purposes of this Charter, “related-party transactions” shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

25.	The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company’s internal controls.

26.

The Committee shall establish procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal audit controls or auditing matters, and (2) confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters.

27.

The Committee shall assure that procedures are established to deter, prevent and detect any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting and to help set the proper tone to create and maintain a culture of high ethical standards throughout the Company.

28.

The Committee shall as appropriate meet with the Company’s General Counsel, if applicable, and, if necessary, outside counsel, to review legal and regulatory matters, if any, that could have a material impact on the Company’s financial statements.

29.	The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal counsel, accountants or other advisors to assist it in carrying out its duties.

30.

The Committee shall perform such other activities as it deems necessary, consistent with the terms of this Charter, the Company’s Bylaws and applicable law, rules and regulations, including rules of The NASDAQ Stock Market or any other stock exchange or trading market on which the Company’s securities may be listed or approved for quotation.

The Company shall provide for appropriate funding, as determined by the Committee, to cover the costs of all of the services and activities set forth in this Charter as well as for any other ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Appendix B

UNIGENE LABORATORIES, INC.

2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

Section 1. Purpose of the Plan. The purpose of the Unigene Laboratories, Inc. 2006 Stock-Based Incentive Compensation Plan is to assist the Company and its Subsidiaries in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such Employees, Consultants and Non-Employee Directors.

This Unigene Laboratories, Inc. 2006 Stock-Based Incentive Compensation Plan (the “Plan”) restates, renames, amends and merges the Unigene Laboratories, Inc. 2000 Stock Option Plan and the Unigene Laboratories, Inc. Directors Stock Option Plan (the “Predecessor Plans”) effective June 15, 2006. Any awards outstanding under the Predecessor Plans shall continue to be governed by the terms of such Predecessor Plans as in effect prior to the effective date of this Plan.

Section 2. Definitions. As used herein, the following definitions shall apply:

2.1. “Award” means an award of Deferred Stock, Restricted Stock, Options, SARs, Phantom Stock or other stock-based award under the Plan.

2.2. “Award Agreement” means the written agreement, instrument or document evidencing an Award.

2.3. “Board” means the Board of Directors of the Company.

2.4. “Cause” means,

(a) if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, “Cause” shall have the same meaning as such term is defined therein;

(b) if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, “Cause” shall have the same meaning as such term is defined in the applicable Award Agreement;

(c) if neither (a) nor (b) applies, then “Cause” shall mean (i) the Participant’s willful misconduct or gross negligence in connection with the performance of the Participant’s duties for the Company or its Subsidiaries; (ii) the Participant’s conviction of, or a plea of nolo contendere to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant’s engaging in any business that directly or indirectly competes with the Company or its Subsidiaries; (iv) disclosure of trade secrets, customer lists or confidential information of the Company, its Subsidiaries or Affiliates to a competitor or unauthorized person; as determined by the Committee in its sole discretion.

2.5. “Change in Control” means, unless otherwise determined by the Committee or provided in an Award Agreement,

(a) the acquisition in one or more transactions by any “Person” (as such term is used for purposes of section 13(d) or section 14(d) of the 1934 Act) but excluding, for this purpose, the Company or its Subsidiaries, any Stockholder of the Company or any employee benefit plan of the Company or its Subsidiaries, of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

(b) the individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company’s Stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

(c) a merger or consolidation involving the Company if the Stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

(d) a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

(e) acceptance by Stockholders of the Company of shares in a share exchange if the Stockholders of the Company immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

2.6. “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

2.7. “Common Stock” means the common stock of the Company, par value $.01 per share.

2.8. “Company” means Unigene Laboratories, Inc., a Delaware corporation, or any successor corporation.

2.9. “Committee” means the committee of two or more directors appointed by the Board to administer the Plan under Section 4, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder. In the absence of the appointment of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

2.10. “Consultant” means a natural person who provides bona fide services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction and is not engaged in activities that directly or indirectly promote or maintain a market for the Company’s securities.

2.11. “Deferred Stock” means an Award made under Section 6.4 of the Plan to receive Common Stock at the end of a specified Deferral Period.

2.12. “Deferral Period” means the period during which the receipt of Common Stock pursuant to a Deferred Stock Award under Section 6.4 of the Plan will be deferred.

2.13. “Disability” means a “disability” within the meaning of Section 409A of the Code and the regulations and guidance thereunder.

2.14. “Employee” means an officer or other employee of the Company or a Subsidiary, including a director who is such an employee.

2.15. “Exchange Act” means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

2.16. “Fair Market Value” means, on any given date (i) if Common Stock is then listed on a national stock exchange, the closing price per share of Common Stock on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if Common Stock is not then listed on a national exchange, but is then quoted on NASDAQ or a similar quotation system, the closing price per share of Common Stock as quoted on NASDAQ or a similar quotation system on such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code (and, with respect to Incentive Stock Options, Section 422 of the Code) and the applicable guidance thereunder.

2.17. “Incentive Stock Option” means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.18. “Non-Employee Director” means a member of the Board who is not an Employee.

2.19. “Non-Qualified Option” means an Option or portion thereof not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

2.20. “Option” means a right granted under Section 6.1 of the Plan to purchase a specified number of shares of Common Stock at a specified price. An Option may be an Incentive Option or a Non-Qualified Option.

2.21. “Participant” means any Employee, Non-Employee Director or Consultant who receives an Award.

2.22. “Performance Cycle” means the period selected by the Committee during which the performance of the Company, any Subsidiary, or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

2.23. “Performance Goals” means goals established by the Committee in its sole discretion the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance Goals may be based upon: specified levels of or increases in the Company’s, a division’s or a Subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total shareholder return), operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; customer or employee satisfaction; individual objectives; any other financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and Subsidiaries (or any business unit thereof); and any combination of any of the foregoing criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

2.24. “Phantom Stock” means a book-entry unit with a value equal to one share of Common Stock awarded under Section 6.5 of the Plan.

2.25. “Plan” means the Unigene Laboratories, Inc. 2006 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

2.26. “Qualified Performance-Based Award” means an Award or portion of an Award that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code and the regulations issued thereunder.

2.27. “Restricted Stock” means Common Stock awarded by the Committee under Section 6.3 of the Plan.

2.28. “Restriction Period” means the period during which Restricted Stock awarded under Section 6.3 of the Plan is subject to forfeiture.

2.29. “SAR” means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan.

2.30. “Subsidiary” means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

2.31. “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

Section 3. Eligibility. Any Employee, Non-Employee Director or Consultant shall be eligible to receive an Award; provided, however, that only persons who are employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as Incentive Stock Options.

Section 4. Administration and Implementation of Plan.

4.1. The Plan shall be administered by the Committee; provided, however, that the Board shall administer and otherwise exercise all powers of the Committee under the Plan with respect to Awards granted to Non-Employee Directors. Notwithstanding the foregoing, the Committee may make recommendations to the full Board regarding Awards to Non-Employee Directors. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

4.2. Notwithstanding Section 4.1, the Board shall serve as a “Secondary Committee” with the full authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code and administer the Plan with respect to such Awards. In all cases requiring an interpretation of the Plan related to an Award made by the Secondary Committee, the use of the term “Committee” herein shall refer to the Secondary Committee. Notwithstanding the foregoing, the Board may delegate to one or more officers or Board members the authority to act as a Secondary Committee with the same authority with respect to selecting the individuals to whom Awards are granted and establishing the terms and conditions of such Awards as the Secondary Committee has under the terms of the Plan.

4.3. Subject to the provisions of the Plan, the Committee (or, as applicable, the Board) shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered; (v) determine whether, and to certify that, Performance Goals to which the settlement of an

Award is subject are satisfied; (vi) correct any defect or supply any omission or reconcile any inconsistency in the Plan, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan as it may deem necessary or advisable; and (vii) make all other determinations as it may deem necessary or advisable for the administration of the Plan.

Section 5. Shares of Common Stock Subject to the Plan.

5.1. Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 3,000,000 shares increased by any shares of Common stock that were reserved under the Predecessor Plans but which, as of the effective date of this Plan, (i) are not subject to grants under such Predecessor Plans, or (ii) are subsequently forfeited, cancelled or expire unexercised under the terms of such Predecessor Plans.

5.2. All shares of Common Stock may be issued pursuant to Incentive Stock Options, and no more than 200,000 shares may be awarded to any Employee as a Qualified Performance-Based Award in any one calendar year. Common Stock awarded under the Plan may be reserved or made available from the Company’s authorized and unissued Common Stock or from Common Stock reacquired and held in the Company’s treasury.

5.3. Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under the Plan.

5.4. If any shares subject to an Award under this Plan are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations.

Section 6. Awards. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. All Awards, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

6.1. Options. Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price. Options may be either Incentive Stock Options or Non-Qualified Stock

Options; provided that Incentive Stock Options may not be granted to Non-Employee Directors or Consultants. The grant of Options shall be subject to the following terms and conditions:

(a) Exercise Price. The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant (110% of Fair Market Value in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(b) Term of Options. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(c) Exercise of Option. Each Option grant shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, with shares of Common Stock, with any combination of cash and shares of Common Stock, or with other legal consideration that the Committee may deem appropriate, (iii) the methods of payment, which may include payment by attestation of shares and through cashless exercise arrangements, to the extent permitted by applicable law, and (iv) the methods by which, or the time or times at which, Common Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option. Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option. Unless otherwise determined by the Committee, each Option shall be exercisable for a period of 90 days following termination of employment other than for Cause and 180 days following the Participant’s death or Disability, to the extent the Option was otherwise exercisable at the time of such termination, death or Disability. Unless otherwise determined by the Committee, for any other termination of employment, the Option shall not be exercisable following termination of employment.

(d) Incentive Stock Options. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.

6.2. Stock Appreciation Rights. A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

(a) Each SAR grant shall specify the time or times at which a SAR may be exercised in whole or in part (including vesting upon the passage of time, the attainment of Performance Goals, or a combination thereof), the method of exercise, method of settlement (in cash, Common Stock or a combination thereof), form of consideration payable in settlement, method by which Common Stock will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. Unless otherwise determined by the Committee, each SAR shall be exercisable for a period of 90 days following termination of employment other than for Cause and 180 days following the Participant’s death or Disability, to the extent the SAR was otherwise exercisable at the time of such termination, death or Disability. Unless otherwise determined by the Committee, for any other termination of employment, the SAR shall not be exercisable following termination of employment.

(b) The term of a SAR shall in no event be greater than ten years.

6.3. Restricted Stock. An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events during the Restriction Period. Such an Award shall be subject to the following terms and conditions:

(a) Each Restricted Stock grant shall specify the duration of the Restriction Period and/or each installment thereof and the conditions under which the Restricted Stock may be forfeited to the Company. Such restrictions may include a vesting schedule based upon the passage of time, the attainment of Performance Goals or a combination thereof.

(b) During the Restriction Period, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

(c) Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as provided in the Award Agreement, and the legend shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

(d) Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or shares of Common Stock) and to vote such shares of Restricted Stock. Dividends shall be subject to the same restrictions as the underlying Restricted Stock unless otherwise provided by the Committee.

(e) In the sole discretion of the Committee, an Award Agreement regarding Restricted Stock may provide for a tax reimbursement cash payment to be made by the Company to any Participant in connection with the tax consequences resulting from an Award of Restricted Stock, the lapse of restrictions on any Restricted Stock or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.

6.4. Deferred Stock. An Award of Deferred Stock is an agreement by the Company to deliver to the Participant a specified number of shares of Common Stock at the end of a specified Deferral Period. Such an Award shall be subject to the following terms and conditions:

(a) Upon determination of the number of shares of Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates specified in the applicable Award Agreement or until the achievement of any Performance Goals.

(b) Unless otherwise provided in the applicable Award Agreement, prior to issuance and delivery of the Deferred Stock, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant’s account.

(c) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Award Agreement.

(d) The Deferral Period may provide for distribution in one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, where appropriate, the Participant’s legal representative) in accordance with the terms of the Award Agreement.

6.5. Phantom Stock. A Phantom Stock award shall confer on the Participant the right to receive the Fair Market Value of the Phantom Stock upon the attainment of Performance Goals or the passage of time as specified by the Committee in an Award Agreement or otherwise. The grant of Phantom Stock shall be subject to the following terms and conditions:

(a) At the discretion of the Committee, the Participant may receive dividend equivalents in connection with Phantom Stock which dividend equivalents may be payable in cash or in shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

(b) Participants will not have any voting rights with respect to Phantom Stock.

(c) Payment of Phantom Stock shall be made upon the date of attainment of Performance Goals or passage of time as specified in the Award Agreement. Payment may be in the form of cash or Common Stock (or a combination thereof) which has an aggregate Fair Market Value equal to the Fair Market Value of the Phantom Stock on the payment date. Any Common Stock issued in payment of the applicable Phantom Stock may be subject to such additional restrictions as the Committee deems appropriate.

6.6. Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award other than an Award provided in Section 6.1, 6.2, 6.3, 6.4 or 6.5 hereof that is payable in, or valued in whole or in part by reference to, shares of Common Stock, and that is deemed by the Committee to be consistent with the purposes of the Plan. Such stock-based Awards may include Awards granted in substitution for any other right of a Participant to receive payment of compensation from the Corporation or a Subsidiary.

6.7. Rules Applicable to Qualified Performance-Based Awards. To the extent the Committee determines, in its sole discretion, necessary or advisable in order to comply with the deductibility limitations of Section 162(m) of the Code applicable to Qualified Performance-Based Awards, the following rules shall apply:

(a) Only an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code shall be eligible to receive Qualified Performance-Based Awards. The Committee shall designate in its sole discretion which covered employees will be Participants for a Performance Cycle within the earlier of the (x) first 90 days of a Performance Cycle and (y) the lapse of 25% of the Performance Cycle.

(b) The Committee shall establish in writing within the earlier of the (x) first 90 days of a Performance Cycle and (y) the lapse of 25% of the Performance Cycle, and in any event, while the outcome is substantially uncertain, (A) Performance Goals for the Performance Cycle, and (B) in respect of such Performance Goals, a minimum acceptable level of achievement below which no payment will be made or no Award shall vest or become exercisable, and an objective formula or other method for determining the amount of any payment to be made or the extent to which an Award hereunder shall vest or become exercisable if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Goals.

(c) Following the completion of a Performance Cycle, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Qualified Performance-Based Awards earned for the period based upon the Performance Goals and the related formulas or methods as determined pursuant to Section 6.7(b). The Committee shall then determine the actual amount payable or the extent to which an Award is vested or exercisable as a result of attainment of such Performance Goals under each Participant’s Award for the Performance Cycle, and, in doing so, may reduce or eliminate, except as otherwise provided in the Award Agreement, the amount of the Award. In no event shall the Committee have the authority to increase Award amounts to any Covered Employee.

(d) An Award granted, vesting or becoming exercisable with respect to a Performance Cycle shall be paid (unless such Award is subject to the Participant’s exercise, which exercise such Participant has not effectuated) as soon as practicable following completion of the certification described in Section 6.7(c) but in no event later than December 31 of the year following the end of the Performance Cycle.

6.8. Additional Provisions Applicable to Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary.

Section 7. Claims Procedure. With respect to Awards of Phantom Stock or Deferred Stock, but only to the extent the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) is applicable to such an Award or to a Participant, the Company shall administer a claims procedure as follows:

7.1. Initial Claim. A Participant or his or her beneficiary who believes that he or she is entitled to benefits under the Plan (the “Claimant”), or the Claimant’s authorized representative acting on behalf of such Claimant, must make a claim for those benefits by submitting a written notification of his or her claim of right to such benefits. Such notification must be on the form and in accordance with the procedures established by the Committee.

7.2. Procedure for Review. The Committee shall establish administrative processes and safeguards to ensure that all claims for benefits are reviewed in accordance with the Plan and that, where appropriate, the Plan provisions have been applied consistently to similarly situated Claimants. Any notification to a Claimant required hereunder may be provided in writing or by electronic media, provided that any electronic notification shall comply with the applicable standards imposed under section 2520.104b-1(c) of Title 29 of the Code of Federal Regulations.

7.3. Claim Denial Procedure. If a claim is wholly or partially denied, the Committee shall notify the Claimant within a reasonable period of time, but not later than 90 days after receipt of the claim, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 180 days from receipt of the claim. The extension notice shall indicate: (i) the special circumstances necessitating the extension and (ii) the date by which the Committee expects to render a benefit determination. A benefit denial notice shall be written in a manner calculated to be understood by the Claimant and shall set forth: (i) the specific reason or reasons for the denial, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, with reasons therefor, and (iv) the procedure for reviewing the denial of the claim and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a legal action under section 502(a) of ERISA following an adverse benefit determination on review.

7.4. Appeal Procedure. In the case of an adverse benefit determination, the Claimant or his or her representative shall have the opportunity to appeal to the Committee for review thereof by requesting such review in writing to the Committee within 60 days of receipt of notification of the denial. Failure to submit a proper application for appeal within such 60 day period will cause such claim to be permanently denied. The Claimant or his or her representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim. A document, record or other information shall be deemed “relevant” to a claim in accordance with section 2560.503-1(m)(8) of Title 29 of the Code of Federal Regulations. The Claimant or his or her representative shall also be provided the opportunity to submit written comments, documents, records and other information relating to the claim for benefits. The Committee shall review the appeal taking into account all comments, documents, records and other information submitted by the Claimant or his or her representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

7.5. Decision on Appeal. The Committee shall notify a Claimant of its decision on appeal within a reasonable period of time, but not later than 60 days after receipt of the Claimant’s request for review, unless the Committee determines that special circumstances require an extension of time for processing the appeal. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate: (i) the special circumstances necessitating the extension and (ii) the date by which the Committee expects to render a benefit determination. An adverse benefit decision on appeal shall be written in a manner calculated to be understood by the Claimant and shall set forth: (i) the specific reason or reasons for the adverse determination, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the Claimant’s claim (the relevance of a document, record or other information will be determined in accordance with section 2560-1(m)(8)) of Title 29 of the Code of Federal Regulations and (iv) a statement of the Claimant’s right to bring a legal action under section 502(a) of ERISA.

Section 8. Exchange and Buy Out Provisions. The Committee may at any time exchange or buy out any previously granted Award, or may provide in any Award Agreement terms and conditions under which the Participant must sell, or offer to sell, to the Company any unexercised Award, whether or not vested, or any Common Stock acquired pursuant to such Award for a payment in cash, Common Stock or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made or as may be set forth in the Award Agreement.

Section 9. Change in Control. Notwithstanding any provision in this Plan to the contrary and unless otherwise provided in the applicable Participant’s Award Agreement, upon the occurrence of a Change in Control, the following provisions shall apply:

9.1. Options and SARs. Upon a Change in Control, unless otherwise provided by the Committee or in an Award Agreement, the Committee, in its discretion, may take one or more of the following actions with respect to all Options that are outstanding and unexercised as of such Change in Control: (i) accelerate the vesting and exercisability of all such Options or SARs to the extent unvested and unexercisable, such that all outstanding Options or SARs are fully vested and exercisable, (ii) cancel all outstanding vested Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price of such portion, (iii) terminate all Options or SARs immediately prior to the Change in Control, provided that the Company provide the Optionee an opportunity to exercise the Option within a specified period following the Optionee’s receipt of a written notice of such Change in Control and of the Company’s intention to terminate the Option prior to such Change in Control, or (iv) require the successor corporation, following a Change in Control if the Company does not survive such Change in Control, to assume all outstanding Options or SARs and to substitute such Options or SARs with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Optionees or SAR Grantees with respect to such Options or SARs.

9.2. Other Awards. Upon a Change in Control, all Awards of Restricted Stock, Phantom Stock, Deferred Stock or other awards granted under Section 6.6., that are outstanding may, at the discretion of the Committee, become immediately and fully vested. In addition, upon a Change in Control, the Committee may take such other actions as it deems appropriate with respect to the Awards described in the preceding sentence, including the immediate distribution of amounts that would not otherwise be payable as of the date of the Change in Control.

9.3. Committee Authority. The judgment of the Committee with respect to any matter referred to in this Section 9 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

Section 10. Adjustments upon Changes in Capitalization.

10.1. In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, (iv) the limits described in Section 5.2 of the Plan, and (v) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would adversely affect the status of any Award that is intended to be a Qualified Performance-Based Award, unless the Committee expressly determines otherwise.

10.2. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 16.1) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Awards to the extent that such adjustment would adversely affect the status of an Award intended to be a Qualified Performance-Based Award.

Section 11. Termination and Amendment.

11.1. Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders if (i) such action would increase the number of shares subject to the Plan, (ii) decrease the price at which Awards may be granted, or (iii) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected

Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award unless such modification is necessary to ensure a deduction under Section 162(m) of the Code or to avoid the additional tax described in Section 409A(a)(1)(B) of the Code.

11.2. Notwithstanding anything in Section 11.1 to the contrary, any Performance Goal applicable to an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee’s assessment of the Company’s strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of an Award intended to be a Qualified Performance-Based Award.

Section 12. No Right to Award, Employment or Service. No Participant shall have any claim to be granted any award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Subsidiary. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and affiliates shall not be deemed a termination of employment.

Section 13. Taxes. Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include the ability to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. Withholding of taxes in the form of shares of Common Stock from the profit attributable to the Award shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards (other than Incentive Stock Options) or other rights or interests of a Participant granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Foreign Nationals. Without amending the Plan, Awards may be granted to Employees or Consultants who are foreign nationals or render services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

Section 16. Securities Law Requirements.

16.1. No shares of Common Stock may be issued hereunder if the Company shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise issuable pursuant an Award granted hereunder, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such issuance. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such shares shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended.

16.2. The Committee may require, as a condition to the issuance of shares hereunder, representations, warranties and agreements to the effect that such shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

Section 17. Termination. Unless earlier terminated, the Plan shall terminate on the 10-year anniversary of the effective date, and no Awards under the Plan shall thereafter be granted.

Section 18. Fractional Shares. The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional shares of Common Stock in cash.

Section 19. Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any affiliate, any stockholder or any other person.

Section 20. Governing Law. The validity and construction of the Plan and any Award Agreements entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

Section 21. Adoption of the Plan and Effective Date. The Plan shall become effective upon its approval by the stockholders of the Company in accordance with applicable laws, resolutions or rules governing the applicable securities exchange, and no Award shall become exercisable, realizable or vested prior to such approval.

REVOCABLE PROXY UNIGENE LABORATORIES, INC.
☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

		For	With- hold	For All Except
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING JUNE 15, 2006	1. Election of directors	☐	☐	☐

The undersigned stockholder of Unigene Laboratories, Inc. hereby appoints Warren P. Levy, Ronald S. Levy and Jay Levy, and each of them, as the undersigned’s proxies (with the power of substitution), to vote all the shares of Common Stock of Unigene Laboratories, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Unigene Laboratories, Inc. to be held on June 15, 2006 at 11:00 A.M., Eastern Daylight time, and any adjournments thereof, on the following matters;

J. Thomas August, Allen Bloom, Robert F. Hendrickson, Jay Levy, Ronald S. Levy, Warren P. Levy, Marvin L. Miller, Bruce Morra and Peter Slusser

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For all Except” and write that nominee’s name in the space provided below.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

2.    To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock, par value $.01 per share, from 100,000,000 shares to 135,000,000 shares;

		For	Against	Abstain
		☐	☐	☐

	3. To approve the adoption of the Company’s 2006 Stock-Based Incentive Compensation Plan.	For	Against	Abstain
		☐	☐	☐

	4. Ratification of the appointment of Grant Thornton LLP as independent auditors of the Company.	For	Against	Abstain
		☐	☐	☐
5. In their discretion in the transaction of any other business that may properly come before such meeting.
The undersigned hereby revokes any proxy heretofore given.

Please be sure to sign and date this Proxy in the box below	Date

Please sign exactly as your name appears on this card. If stock is registered in the names of two or more joint owners or trustees, each joint owner or trustee should sign this proxy. When signing as an executor, administrator, trustee, guardian, agent or attorney, please give your full title as such.

Stockholder sign above	Co-holder (if any) sign above

ñ Detach above card, sign, date and mail in postage paid envelope provided ñ

UNIGENE LABORATORIES, INC.

This proxy will be voted in accordance with instructions specified above, but in the absence of any instructions will be voted “FOR” Items 1, 2, 3 and 4. If any other business is presented at the meeting, the proxies are authorized to vote thereon in their discretion. The Board of Directors recommends a vote FOR items 1, 2, 3 and 4 noted above.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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